UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2006

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As part of a corporate reorganization plan, Andrew G. Skehan has departed his position as Executive Vice President and Chief Operating Officer of Churchill Downs Incorporated effective December 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

December 7, 2006	/s/ Michael E. Miller
Michael E. Miller Executive Vice President and Chief Financial Officer